UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2022

Stronghold Digital Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40931	86-2759890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 967-5294 Not applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 25, 2021, Stronghold Digital Mining, LLC (“Stronghold”), a wholly owned subsidiary of Stronghold Digital Mining, Inc. (the “Company”), entered into a Master Equipment Financing Agreement (the “NYDIG Financing Agreement”) with Arctos Credit, LLC (“NYDIG”) whereby NYDIG initially agreed to lend to Stronghold an aggregate amount not to exceed $34,481,700 to finance the purchase of certain Bitcoin miners and related equipment (the “NYDIG-Financed Equipment”). Outstanding borrowings under the NYDIG Financing Agreement are secured by the NYDIG-Financed Equipment and the contracts to acquire the NYDIG-Financed Equipment, including the Purchase Agreement dated April 14, 2021. On January 31, 2022, Stronghold and NYDIG ABL LLC (f/k/a Arctos Credit, LLC), amended the NYDIG Financing Agreement (the “NYDIG Amendment”) to include (i) 2,140 MicroBT WhatsMiner M30S+ miners and (ii) 2,140 MicroBT WhatsMiner M30S miners purchased by Stronghold pursuant to a purchase agreement dated December 16, 2021, totaling $12,622,816 of additional borrowing capacity. Stronghold will pay an aggregate closing fee of $504,912 to NYDIG. The NYDIG Amendment requires that the Company maintain a blocked wallet or other account for deposits of all Mined Currency. All capitalized words used but not defined herein have the meanings assigned in the NYDIG Amendment.

The foregoing description is qualified in its entirety by reference to the full text of the NYDIG Financing Agreement, which is filed as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 filed on August 31, 2021 (File No. 333-258188) and incorporated into this Item 1.01 by reference, and the NYDIG Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03 of this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1#	First Amendment to Master Equipment Finance Agreement, dated as of January 31, 2022, by and between Stronghold Digital Mining, LLC and NYDIG ABL LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_____________
#    Certain portions of this exhibit were redacted pursuant to Item 601(b)(2)(ii) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRONGHOLD DIGITAL MINING, INC.

By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Chief Executive Officer and Co-Chairman
Date: February 4, 2022